UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 19, 2016
(Date of Report - date of earliest event reported)

Arbutus Biopharma Corporation
(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation or Organization)	001-34949 (Commission File Number)	98-0597776 (I.R.S. Employer Identification No.)

100-8900 Glenlyon Parkway Burnaby, British Columbia, Canada (Address of Principal Executive Offices)		V5J 5J8 (Zip Code)

(604) 419-3200
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers.

On May 19, 2016, at the Annual General and Special Meeting of Shareholders of Arbutus Biopharma Corporation (the “Corporation”), shareholders voted to amend the Corporation’s 2011 Omnibus Share Compensation Plan, in order to permit certain awards to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code and to make certain other amendments.  The shareholders also voted to adopt the 2016 Omnibus Share and Incentive Plan.

Summaries, as well as the full text, of (1) the amendments to the Amended and Restated 2011 Omnibus Share Compensation Plan and (2) the 2016 Omnibus Share and Incentive Plan can be found in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2016.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Corporation held its Annual General and Special Meeting of Shareholders.  At the meeting, shareholders voted in favor of all items of business, as indicated below:

Proposal 1.  The Corporation’s shareholders voted to elect the following persons to the board of directors of the Corporation, each to serve until the 2017 annual general meeting:

Nominee	Votes For	% For	Votes Withheld	% Withheld	Broker Non- Votes
Vivek Ramaswamy	34,358,115	97.48	886,589	2.52	6,006,241
Herbert J. Conrad	34,566,774	98.08	677,930	1.92	6,006,241
Richard C. Henriques	32,803,066	93.07	2,441,638	6.93	6,006,241
Frank Karbe	34,562,524	98.06	682,180	1.94	6,006,241
Keith Manchester	31,967,720	90.70	3,276,984	9.30	6,006,241
William T. Symonds	32,449,809	92.07	2,794,895	7.93	6,006,241
Mark J. Murray	32,641,790	92.61	2,602,914	7.38	6,006,241

Proposal 2.  The Corporation’s shareholders voted to ratify the appointment of KPMG LLP as independent auditor of the Corporation for the fiscal year ended December 31, 2016:

Votes For	% For	Votes Withheld	% Withheld	Broker Non- Votes
39,929,007	97.42	1,056,530	2.58	0

Proposal 3.  The Corporation’s shareholders voted to amend the  2011 Omnibus Share Compensation Plan, in order to permit certain awards to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code and to make certain other amendments:

Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
33,980,747	98.26	600,153	1.74	0	6,006,241

Proposal 4.  The Corporation’s shareholders voted to authorize the adoption of the Corporation’s 2016 Omnibus Share and Incentive Plan:

Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
30,324,255	86.08	4,902,550	13.92	0	6,006,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 25, 2016

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ Bruce Cousins
Name:	Bruce Cousins
Title:	Executive Fice President & Chief Financial Officer